UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19, 2022

PACIFIC GREEN TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54756	36-4966163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 10212, 8 The Green Dover, DE	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (302) 601-4659

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	PGTK	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 16, 2022, Pacific Green Technologies Inc. (“we”, “us”, “our”, the “Company”) appointed Mr. Alexander (Alex) Shead to become an Independent Non-Executive Director of our Company. Alex previously served as an Executive Director for the Company from July 2016 to October 2020.

Alex Shead —Independent Non-Executive Director

Alex Shead has been appointed as an Independent Director of Pacific Green Technologies Inc., effective 16 October 2022.

Alex is Chairman of Lockton Pacific (2012-present), a subsidiary of Lockton Companies Inc., the world’s largest privately held, independent insurance brokerage firm, ranked 8th largest globally. Alex is also the Responsible Manager with the Australian Securities and Investments Commission (ASIC).

In 2008, Alex conceived the award-winning Non-governmental Organization (NGO), Food Ladder, and remains Chairman, today. Food Ladder was one of the first NGOs globally to use environmentally sustainable technologies to create food and economic security for communities affected by poverty. Alex was also the founder of Fair Repairs, a social enterprise that delivers training and job opportunities for people suffering from long term unemployment and disadvantage.

Alex is a British, Australian, and Swiss national, educated at Harrow School in England and La Sorbonne University in Paris, France. In 1993, Alex co-founded Stuart Alexander, leading the company to become one of the UK’s largest insurance and risk management advisory businesses, ultimately selling to AXA, UK.

In 2004, Alex relocated to Australia where he was a shareholder and Director of Milne Alexander, a boutique insurance broking and advisory firm. From 2008 to 2014, Alex was the Executive Chairman of the Mecon Winsure Insurance Group, one of Australia’s leading insurance underwriting agencies, acting as a Coverholder for Lloyd’s of London and local Australian insurers. Mecon Winsure Insurance Group was sold to the ASX-listed Steadfast Group Ltd in 2014.

Alex’s track record of creating shareholder value through Merger and acquisition activity has spanned over three decades. Alex has a wide range of entrepreneurial experience and an in-depth knowledge of large-scale enterprise acquisition and operational integrations, having successfully led over 40 business transactions.

Item 9.01 Financial Statements and Exhibits

99.1	Press Release dated October 19, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC GREEN TECHNOLOGIES INC.

/s/ Scott Poulter
Scott Poulter
Chief Executive Officer and Director

Date:	October 19, 2022

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